UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2011

StoneMor Partners L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50910	80-0103159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Veterans Highway, Suite B, Levittown, PA 19056

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (215) 826-2800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2011, StoneMor Partners L.P. (the “Partnership”) entered into the Second Amendment (the “Second Amendment”) to the Second Amended and Restated Credit Agreement among StoneMor Operating LLC as a Borrower (the “Operating Company”), each of the subsidiaries of the Operating Company as additional Borrowers, StoneMor GP LLC, the general partner of the Partnership, and the Partnership, the Lenders identified therein, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (the “Credit Agreement”), to provide that the Partnership may not permit the Consolidated Fixed Charge Coverage Ratio to be less than 1.05x for any Measurement Periods ending in the third and fourth fiscal quarters of 2011 or 1.20x thereafter. The Second Amendment was effective on a retroactive basis to August 31, 2011.

The Second Amendment also includes various representations, warranties and other provisions customary for a transaction of this nature. The foregoing is a summary of the material provisions of the Second Amendment. This summary is not intended to be complete and is qualified in its entirety by reference to the Second Amendment which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. Capitalized terms which are not defined in this Current Report on Form 8-K shall have the meanings assigned to such terms in the Second Amendment or the Credit Agreement, as applicable.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On October 28, 2011, the Partnership entered into the Second Amendment to the Credit Agreement. The terms of the Second Amendment to the Credit Agreement are described in Item 1.01 above, which description is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Second Amendment to Second Amended and Restated Credit Agreement, dated October 28, 2011, among StoneMor Operating LLC, each of its Subsidiaries, StoneMor GP LLC, StoneMor Partners L.P., the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONEMOR PARTNERS L.P.

By:	StoneMor GP LLC
its general partner

By:	/s/ William R. Shane
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

Date: November 3, 2011

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Exhibit Index

Exhibit No.	Description

10.1	Second Amendment to Second Amended and Restated Credit Agreement, dated October 28, 2011, among StoneMor Operating LLC, each of its Subsidiaries, StoneMor GP LLC, StoneMor Partners L.P., the Lenders party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

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